Registration Statement on Form S-3
                                                               Exhibit 24-a


                         KeySpan Gas East Corporation

                               Power of Attorney



     WHEREAS, KeySpan Gas East Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, to issue debt securities.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint PAUL R. NICK and NORMA Y. RODRIGUEZ, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                                /s/ Robert J. Fani
                               ---------------------------------------------
                               ROBERT J. FANI, DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                         KeySpan Gas East Corporation

                               Power of Attorney



     WHEREAS, KeySpan Gas East Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, to issue debt securities.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint PAUL R. NICK and NORMA Y. RODRIGUEZ, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                                /s/ George B. Jongeling
                               -----------------------------
                               GEORGE B. JONGELING, DIRECTOR
                               AND VICE PRESIDENT














                                      -2-


                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                                /s/ Lilyan H. Affinito
                               ----------------------------
                               LILYAN H. AFFINITO, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                                /s/ George Bugliarello
                               ----------------------------
                               GEORGE BUGLIARELLO, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Robert B. Catell
                               --------------------------
                               ROBERT B. CATELL, CHAIRMAN
                               AND CHIEF EXECUTIVE OFFICER

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Howard R. Curd
                               -------------------------
                               HOWARD R. CURD, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Richard N. Daniel
                               ---------------------------
                               RICHARD N. DANIEL, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Donald H. Elliott
                               ---------------------------
                               DONALD H. ELLIOTT, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Alan H. Fishman
                               ---------------------------
                               ALAN H. FISHMAN, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ James R. Jones
                               -------------------------
                               JAMES R. JONES, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               Stephen W. McKessy
                               ----------------------------
                               STEPHEN W. McKESSY, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Edward D. Miller
                               ------------------------------
                               EDWARD D. MILLER, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Basil A. Paterson
                               ---------------------------
                               BASIL A. PATERSON, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ James Q. Riordan
                               ----------------------------
                               JAMES Q. RIORDAN, DIRECTOR

                                         Registration Statement on Form S-3
                                                               Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Frederic V. Salerno
                               -----------------------------
                               FREDERIC V. SALERNO, DIRECTOR

                                         Registration Statement on Form S-3
                                                        Exhibit 24-a



                              KeySpan Corporation

                               Power of Attorney



     WHEREAS, KeySpan Corporation (the "Company"), a New York Corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, a Registration Statement on
Form S-3, as prescribed by said Commission pursuant to said Act and the rules and regulations promulgated thereunder, as guarantor of debt securities to be issued by KeySpan Gas East Corporation.

     NOW, THEREFORE, in my capacity either as a director and/or officer of the Company, I do hereby appoint GERALD LUTERMAN and RONALD S. JENDRAS, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director and/or officer of the Company, said registration statement, any amendment to said registration statement and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have executed this power of attorney this 30th day of November, 1999.


                               /s/ Vincent Tese
                               ------------------------
                               VINCENT TESE, DIRECTOR